EXHIBIT 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of MedicalCV, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended April 30, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Eapen Chacko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

Dated: July 25, 2007	By:	/s/ Eapen Chacko
Eapen Chacko
Vice President, Finance and
Chief Financial Officer